                                                                    EXHIBIT 10.1

                                  AMENDMENT #2
                                       TO
                         LICENSE AGREEMENT FOR DETECTOR


This Amendment (the "Amendment #2"), effective as of October 1, 2003, is entered into by The Regents of the University of California, Department of Energy contract-operators of the Ernest Orlando Lawrence Berkeley National Laboratory, 1 Cyclotron Road, Berkeley, CA 94720, ("Berkeley Lab"), and Digirad Corporation ("Digirad"), a Delaware corporation having its principal place of business at 13950 Stowe Drive, San Diego, CA 92064 (collectively, "the parties").

A. THE PARTIES ENTERED INTO A LICENSE AGREEMENT FOR DETECTOR (LBNL REFERENCE NUMBER L-99-1261) HAVING AN EFFECTIVE DATE OF MAY 19, 1999 (THE "ORIGINAL AGREEMENT"). THE ORIGINAL AGREEMENT WAS MODIFIED BY AMENDMENT #1 HAVING AN EFFECTIVE DATE OF MAY 24, 2001("AMENDMENT #1"). THE ORIGINAL AGREEMENT AS MODIFIED BY AMENDMENT #1 SHALL HEREINAFTER BE REFERRED TO AS THE "AGREEMENT".

B. BEGINNING IN OCTOBER 2003, THE PARTIES HAVE BEEN IN DISCUSSIONS TO RESOLVE CERTAIN MATTERS RELATING TO THE AGREEMENT. THIS AMENDMENT #2 IS INTENDED TO FULLY RESOLVE SUCH MATTERS.

C. THE PARTIES NOW DESIRE TO MODIFY THE AGREEMENT AS STATED HEREIN. CAPITALIZED TERMS HEREIN SHALL HAVE THE MEANING AS SET FORTH IN THE AGREEMENT EXCEPT AS OTHERWISE DEFINED IN THIS AMENDMENT #2.

The parties agree as follows:

1. The parties acknowledge that the non-exclusive license granted by Berkeley Lab to Digirad pursuant to Amendment #1 has been terminated by Digirad. Accordingly, Amendment #1 is hereby rescinded, except as stated below:

         (a) Section 4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                  4.1      As consideration for the licenses granted hereunder:

                           4.1.1 within the Field of Use, Digirad shall pay Berkeley Lab a license issue fee of *** dollars *** of which *** *** dollars *** has been previously paid under the Option Agreement, and the remaining *** dollars *** has been paid to Berkeley Lab under this Agreement.

                           4.1.2 for the license originally granted pursuant to Amendment #1 which has since been terminated by Digirad, Digirad shall pay Berkeley Lab a license issue fee of *** dollars *** of which *** dollars *** has been previously paid under this Agreement, and the remaining *** dollars *** shall be paid on or before July 30, 2004.


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

         (b) The modifications to the Original Agreement pursuant to Paragraphs 2, 10, 11, and 12 of Amendment #1 are hereby retained, ratified and confirmed.

2. The parties agree as follows:

         (a) Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  5.1 Digirad shall pay to Berkeley Lab an earned royalty of *** *** percent *** of the Selling Price of each Licensed Product Digirad sells.

         (b) Section 5.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  5.4 Digirad shall pay to Berkeley Lab by August 31 of each year the difference between the earned royalties for that calendar year Digirad has already paid to Berkeley Lab and the minimum annual royalty set forth in the following schedule. Berkeley Lab shall credit that minimum annual royalty paid against the earned royalty due and owing for the calendar year in which Digirad made the minimum payment.

                   CALENDAR YEAR             MINIMUM ANNUAL ROYALTY
                   -------------             ----------------------
                        1999                               ***           (paid)
                        2000                               ***           (paid)
                        2001                               ***           (paid)
                        2002                               ***           (paid)
                        2003                               ***
                        2004                               ***
                        2005                               ***
                        2006                               ***
                        2007                               ***
                        2008                               ***
                        2009                               ***
           2010 and each year thereafter                   ***



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3.       Pursuant to Article 21 (Notices), the parties desire to update their address for notice purposes as follows:

         In the case of Berkeley Lab (for payments and all other notices): In the case of Digirad:

         Lawrence Berkeley National Laboratory        Digirad Corporation
         Technology Transfer Department               13950 Stowe Drive
         One Cyclotron Road, Bldg. 90R1070            San Diego, CA 92064
         Berkeley, CA  94720-8125
         Attn:    Licensing Manager                   Attn:    General Counsel
         Tel:     (510) 486-6467                      Tel:     (858) 726-1530
         Fax:     (510) 486-6457                      Fax:     (858) 726-1700


4. Pursuant to paragraphs 5.5 and 7.4 of the Agreement, Digirad shall provide to Berkeley Lab on or before July 30, 2004, the following:

              (a) for the period from April 1, 2003 - June 30, 2003:
                  (i) quarterly royalty report;
                  (ii) payment of royalties calculated using an earned royalty rate of ***
                                       ***
              (b) for the period from July 1, 2003 - September 30, 2003:
                  (i) quarterly royalty report;
                  (ii) payment of royalties calculated using an earned royalty rate of ***
                                       ***
              (c) for the period from October 1, 2003 - December 31, 2003:
                  (i) quarterly royalty report;
                  (ii) payment of royalties calculated using an earned royalty rate of ***
                                       ***
              (d) for the period from January 1, 2004 - March 31, 2004:
                  (i) quarterly royalty report;
                  (ii) payment of royalties calculated using an earned royalty rate of ***
                                       ***

5. Pursuant to paragraph 1(a) of this Amendment #2, Digirad shall pay to Berkeley Lab, on or before July 30, 2004, *** as the final installment of the license issue fee.

6. Digirad shall pay to Berkeley Lab, on or before July 30, 2004, *** in underpaid royalties for the period from January 1, 2000 - December 31, 2002.

7. Digirad shall pay to Berkeley Lab, on or before July 30, 2004, *** as reimbursement of the maintenance fee for European Patent Convention Application
                                       ***
                                       ***

8.       Settlement and Release.

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         (a)      Digirad claims that the *** made or sold by, or made or sold on behalf of, Digirad are not covered by the Licensed Patents because such *** do not have an *** *** Berkeley Lab disputes Digirad's claim. Digirad's claim, and Berkeley Lab's dispute thereof, is hereinafter referred to as the "Patent Dispute."

         (b) For and in consideration of the parties' execution of this Amendment #2:

         Digirad, its parents, subsidiaries, affiliates, divisions, officers, directors, shareholders, joint venturers, agents, partners, attorneys, heirs, servants, representatives, employees, assigns, predecessors, and successors, forever discharge and release Berkeley Lab, The Regents of the University of California, the U.S. Department of Energy, and their respective affiliates, divisions, officers, directors, joint venturers, agents, parents, attorneys, heirs, servants, representatives, employees, assigns, predecessors, and successors, from any and all claims, debts, costs, expenses, damages, injuries, liabilities, demands, and causes of action of any kind, nature and description, whether known or unknown, suspected or unsuspected, fixed or contingent, which Digirad now has, owns or claims to have or own, or at any time heretofore had, owned, or claimed to have or own, upon or by reason of any matter, cause or thing, arising out of or in any way related to the Patent Dispute. Digirad covenants that at no time will it, its successors, or its assigns make any claim or commence or prosecute against Berkeley Lab, its directors, officers, successors, assigns, customers, or other transferees, any suit, action, or proceeding of any kind based on the Patent Dispute, nor assert the Patent Dispute as a defense of non-payment of royalties to Berkeley Lab.

         Berkeley Lab, its affiliates, divisions, officers, directors, joint venturers, agents, parents, partners, attorneys, heirs, servants, representatives, employees, assigns, predecessors, and successors, forever discharge and release Digirad, its affiliates, divisions, officers, directors, shareholders, agents, parents, attorneys, heirs, servants, representatives, employees, assigns, predecessors, and successors, from any and all claims, debts, costs, expenses, damages, injuries, liabilities, demands, and causes of action of any kind, nature and description, whether known or unknown, suspected or unsuspected, fixed or contingent, which Berkeley Lab now has, owns or claims to have or own, or at any time heretofore had, owned, or claimed to have or own, upon or by reason of any matter, cause or thing, arising out of or in any way related to the Patent Dispute. Berkeley Lab covenants that at no time will it, its successors, or its assigns make any claim or commence or prosecute against Digirad, its directors, officers, successors, assigns, customers, or other transferees, any suit, action, or proceeding of any kind based on the Patent Dispute.

         Notwithstanding anything to the contrary in this Amendment #2, nothing herein shall prevent, or otherwise limit in any way, the right and ability of Berkeley Lab, The Regents of the University of California, the U.S. Department of Energy, or their respective affiliates, divisions, officers, directors, joint venturers, agents, parents, attorneys, heirs, servants, representatives, employees, assigns, predecessors, and successors from making any claim or commencing or prosecuting against Digirad, its directors, officers, successors, assigns, customers, or other transferees any suit, action, or proceeding of any kind based on:


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                  (i)      non-payment of royalties that are payable after July
                           30, 2004; or

                  (ii) infringement of the Licensed Patents, if this Agreement is terminated.

         For the avoidance of doubt, notwithstanding anything to the contrary in this Amendment #2, nothing herein shall prevent, or otherwise limit in any way, the right and ability of Berkeley Lab, pursuant to Article 8 (Books and Records) of the Agreement, to inspect and examine Digirad's books and records to ascertain the accuracy of Digirad's reporting of Licensed Products manufactured, used, or sold under the terms of the Agreement and to collect any deficiencies in royalties based on such examination.

         (c) Each party hereby acknowledges that it has been advised by its attorneys concerning, and is familiar with, the provisions of section 1542 of the California Civil Code, which reads as follows:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                  Each party hereby acknowledges that it may have sustained damages, losses, costs or expenses that are presently unknown or unexpected, that may have materially affected such party's decision to enter into this Amendment #2 and that said damages, losses, costs or expenses may give rise to additional damages, losses, costs or expenses in the future. Both Digirad and Berkeley Lab acknowledge that this Amendment #2 has been entered into with the knowledge that said damages, losses, costs or expenses may exist, and both Digirad and Berkeley Lab hereby waive any and all rights each party may have had under section 1542, or under any other statute or rule or similar effect.

         (d) This settlement is made solely as a compromise of disputed claims made by the parties. Neither party makes any admission of any kind as part of entering into this Agreement.

9. Except as specifically amended herein, the Agreement is hereby ratified and confirmed.

10. Both Berkeley Lab and Digirad represent that neither has relied on any promise, inducement, representation or other statement made in connection with or with respect to this Amendment #2 that is not expressly contained in this Amendment #2 and that this Amendment #2 embodies the entire and final understanding of the parties on this subject. This Amendment #2 supersedes any previous representations, agreements, or understandings, whether oral or written.

11. If any term of this Agreement is deemed to be illegal or unenforceable, then this Agreement shall be treated as though that illegal or unenforceable term were excised, and the remainder of this Agreement shall be enforced to the exclusion of that illegal or unenforceable term; provided, however, that the parties shall negotiate in good faith to substitute legal and enforceable provisions that more clearly effect the parties' intent in entering into this Agreement.


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

Berkeley Lab and Digirad execute this Agreement in duplicate originals through their authorized respective officers in one or more counterparts that, taken together, are but one instrument.



THE REGENTS OF THE UNIVERSITY                DIGIRAD CORPORATION
OF CALIFORNIA, THROUGH THE
ERNEST ORLANDO LAWRENCE
BERKELEY NATIONAL LABORATORY

By /S/ PIERMARIA ODDONE                      By /S/ DAVID M. SHEEHAN
   --------------------------------             --------------------------------
   (Signature)                                  (Signature)

By PIERMARIA ODDONE                          By DAVID M. SHEEHAN
   --------------------------------             --------------------------------

Title DEPUTY DIRECTOR                        Title PRESIDENT AND CEO
   --------------------------------             --------------------------------

Date 7/26/04                                 Date  7/26/04
   --------------------------------             --------------------------------



Approved as to form


    /S/ GLENN R. WOODS
----------------------------------------------------------
GLENN R. WOODS
LAWRENCE BERKELEY NATIONAL LABORATORY


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